Protective Life and Annuity Insurance Company

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023 and 2022

Statutory Statements of Operations, Changes in Capital and Surplus, and Cash Flow for Each of the Years in the Three-Year Period Ended December 31, 2023

Supplemental Schedules as of and for the years ended December 31, 2023, 2022, and 2021

Independent Auditors’ Report

The Board of Directors
Protective Life and Annuity Insurance Company:

Opinions

We have audited the statutory financial statements of Protective Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the Alabama Department of Insurance described in Notes 1 and 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Alabama Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Alabama Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental Schedule I Summary of Investments - Other Than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama
March 25, 2024

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2023	2022

	($ in thousands, except share amounts)
Bonds (fair value: 2023 - $4,006,872; 2022 - $4,548,841)	$4,426,877	$5,118,192
Preferred stocks (fair value: 2023 - $7,451; 2022 - $10,289)	8,471	11,564
Common stocks-unaffiliated (cost: 2023 - $8,850; 2022 - $3,106)	8,852	3,112
Mortgage loans on real estate	307,129	325,025
Contract loans	49,847	49,801
Cash and cash equivalents	273,042	56,704
Short-term investments	161	—
Other invested assets	38,726	38,780
Receivable for securities	447	29
Derivatives	28,094	4,532
Derivative collateral and receivables	19,239	3,758
Total cash and investments	5,160,885	5,611,497
Amounts recoverable from reinsurers	5,243	1,717
Deferred and uncollected premiums	7,246	4,830
Investment income due and accrued	44,587	49,913
Receivables from parent, subsidiaries, and affiliates	5	2,940
Current federal income tax recoverable	2,610	—
Deferred tax asset	14,316	15,960
Other assets	3,562	3,412
Assets held in Separate Accounts	167,090	165,665
Total admitted assets	$5,405,544	$5,855,934

(Continued)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2023	2022

	($ in thousands, except share amounts)
Aggregate reserves:
Life policies and contracts	$4,368,527	$4,954,871
Accident and health	8,080	8,273
Liability for deposit-type contracts	131,914	34,080
Policy and contract claims:
Life	39,110	25,938
Accident and health	1,210	1,214
Policyholders' dividends	992	978
Funds at interest and experience rated refunds	4,312	4,992
Interest maintenance reserve (IMR)	32,094	45,437
General expenses due or accrued	49	53
Transfers to (from) Separate Accounts due or accrued, net	(1,567)	(2,889)
Current federal income taxes	—	733
Remittances and items not allocated	14,501	5,594
Borrowed money	—	6,255
Asset valuation reserve (AVR)	32,531	39,543
Payable to parent, subsidiaries, and affiliates	8,381	1,058
Derivatives	26,948	2,835
Derivative collateral and payables	292	1,000
Other liabilities	11,434	17,507
Liabilities held in Separate Accounts	167,090	165,665
Total liabilities	4,845,898	5,313,137
Capital and surplus:
Common stock, $10.00 par value; 500,000 shares authorized, 250,000 shares issued and outstanding	2,500	2,500
Preferred stocks, $1 par value, shares authorized, issued and outstanding: 2,000	2	2
Gross paid-in and contributed surplus	529,569	529,569
Unassigned funds - surplus	27,575	10,726
Total capital and surplus	559,646	542,797
Total liabilities and capital and surplus	$5,405,544	$5,855,934

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2023	2022	2021

	($ in thousands)
Revenue:
Premiums and annuity considerations	$190,454	$125,340	$182,612
Net investment income	196,592	212,688	213,965
Commissions and expense allowances on reinsurance ceded	2,457	3,171	2,965
Amortization of interest maintenance reserve	2,787	5,065	5,518
Net gain (loss) from operations from Separate Accounts	12	(704)	(79)
Reserve adjustments on reinsurance ceded	(36,744)	(16,533)	(14,802)
Other income	11,175	10,043	10,009
Total revenue	366,733	339,070	400,188
Benefits and expenses:
Death and annuity benefits	190,948	186,236	173,025
Accident and health benefits	1,707	2,457	649
Surrender benefits and other fund withdrawals	715,368	411,753	268,071
Other policy and contract benefits	4,335	4,039	4,295
Increase (decrease) in aggregate reserves	(586,537)	(338,248)	(145,907)
Commissions and commission expense allowances	16,795	11,104	10,241
General expenses	23,134	24,063	19,767
Insurance taxes, licenses, and fees	4,399	3,931	5,559
Transfers to (from) Separate Accounts, net	(30,873)	(10,399)	14,853
Other expenses	(302)	(658)	11
Total benefits and expenses	338,974	294,278	350,564
Net income (loss) from operations before dividends to policyholders and federal income taxes	27,759	44,792	49,624
Dividends to policyholders	1,092	1,089	1,088
Federal income tax expense (benefit)	(188)	(25)	3,531
Net income (loss) from operations	26,855	43,728	45,005
Net realized capital gains (losses) (less $(3,128); $890; and $19 of capital gains tax (benefit) in 2023, 2022, and 2021, respectively, and excluding $(10,556); $6; and $5,091 transferred to (from) the IMR in 2023, 2022, and 2021, respectively)	(17,140)	2,924	(2,257)
Net income (loss)	$9,715	$46,652	$42,748

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2020	$471,939

Net income	42,748
Change in nonadmitted assets and related items	3,278
Change in unauthorized reinsurance	(1)
Change in asset valuation reserve	(5,491)
Change in net deferred income tax	(5,578)
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $(335)	(1,259)
Change in surplus as a result of reinsurance	(269)
Capital and surplus, December 31, 2021	505,367

Net income	46,652
Change in nonadmitted assets and related items	6,437
Change in unauthorized reinsurance	(35)
Change in asset valuation reserve	(6,947)
Change in net deferred income tax	(7,925)
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $(135)	(508)
Change in surplus as a result of reinsurance	(244)
Capital and surplus, December 31, 2022	542,797

Net income	9,715
Change in nonadmitted assets and related items	2,186
Change in unauthorized reinsurance	(36)
Change in asset valuation reserve	7,012
Change in net deferred income tax	(2,469)
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $178	669
Change in surplus as a result of reinsurance	(231)
Change in net unrealized foreign exchange capital gain (loss)	3
Capital and surplus, December 31, 2023	$559,646

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2023	2022	2021

	($ in thousands)
Cash from operations
Premiums and annuity considerations	$184,780	$126,034	$179,275
Commission and expense allowances ceded	2,457	3,171	2,965
Net investment income	206,152	217,713	223,725
Miscellaneous income	13,101	12,458	11,923
Benefit and loss related payments	(939,457)	(618,279)	(458,784)
Commissions and expenses paid	(43,930)	(40,077)	(35,378)
Net transfers from Separate Accounts	32,195	7,364	(7,714)
Dividends paid to policyholders	(1,078)	(1,085)	(1,070)
Federal and foreign income taxes recovered (paid)	(27)	(2,489)	2,086
Net cash from operations	(545,807)	(295,190)	(82,972)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	907,035	471,306	885,101
Stocks	7,376	5,526	4,796
Mortgage loans	17,858	58,327	11,751
Net gains (losses) on cash, cash equivalents and short-term investments	—	(1)	26
Miscellaneous proceeds	—	29,816	3,897
Total investment proceeds	932,269	564,974	905,571
Cost of investments acquired:
Bonds	(246,978)	(240,912)	(543,629)
Stocks	(9,711)	(1,146)	(498)
Mortgage loans	—	(40,075)	(160,865)
Other invested assets	—	—	(9,072)
Miscellaneous applications	(25,377)	(18,898)	(9,817)
Total investments acquired	(282,066)	(301,031)	(723,881)
Net decrease (increase) in contract loans and premium notes	(217)	839	1,783
Net cash from investments	649,986	264,782	183,473
Cash from financing and miscellaneous sources
Cash provided (applied):
Borrowed funds	(6,255)	(26,831)	(38,034)
Net deposits (withdrawals) from deposit-type contracts	98,619	5,401	(64)
Other cash provided (applied), net	19,956	15,800	(13,581)
Net cash from financing and miscellaneous sources	112,320	(5,630)	(51,679)
Net change in cash, cash equivalents, and short-term investments	216,499	(36,038)	48,822
Cash, cash equivalents, and short-term investments, beginning of year	56,704	92,742	43,920
Cash, cash equivalents, and short-term investments, end of year	$273,203	$56,704	$92,742

(Continued)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2023	2022	2021

	($ in thousands)
Non-cash transactions
Non-cash exchange of securities (Investments)	$40,527	$24,558	$54,409
Non-cash change in retained asset account (Operations and Financing and miscellaneous sources)	784	615	43
Non-cash change in reinsurance loss contingency reserve (Operations and Financing and miscellaneous sources)	1,003	886	35

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.	General

Basis of Presentation – The statutory basis financial statements of Protective Life and Annuity Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the Alabama Department of Insurance (the “Department”). The Company is a stock, legal reserve, life and accident and health insurer.

All outstanding shares of the Company’s common stock are owned by Protective Life Insurance Company (“PLICO”), a life insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. PLC is a subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan (“Dai-ichi Life”). On February 1, 2015, The Dai-ichi Life Insurance Company, Limited, (now known as Dai-ichi Life Holdings, Inc.) acquired 100% of PLC’s outstanding shares of common stock through the merger of DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life, with and into PLC, with PLC continuing as the surviving entity (the “Merger”). As a result of the Merger, PLC became a direct, wholly owned subsidiary of Dai-ichi Life. Effective January 1, 2023, PLC became a wholly owned subsidiary of Dai-ichi Life International Holding, LLC, a godo kaisha organized under the laws of Japan and subsidiary of Dai-ichi Life (“Dai-ichi Life International”), upon the transfer of all of the outstanding shares of PLC’s common stock from Dai-ichi Life to Dai-ichi Life International. Dai-ichi Life remains the ultimate controlling parent corporation of PLC. Other affiliated insurers include Golden Gate Captive Insurance Company, Protective Property & Casualty Insurance Company, MONY Life Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of Alabama for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Alabama Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual, effective January 1, 2001 (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the State of Alabama. The State of Alabama has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, none of which had a material impact on the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023 and 2022, or Statements of Operations for each of the years in the three-year period ended December 31, 2023.

The Company has no permitted practices as of December 31, 2023 or 2022, or for each of the years in the three-year period ended December 31, 2023.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company elected to use rounding in reporting amounts throughout the statutory financial statements and in the accompanying notes to the statutory financial statements (collectively, the “statements”) and therefore summation of amounts and consistency between related amounts within the statements may be impacted by immaterial amounts.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on the reported results.

Nature of Operations – The Company is an entity through which PLC markets, distributes and services life insurance and annuity products primarily in the State of New York. New York direct premiums were 97.0%, 95.0%, and 96.6% of the Company’s total direct premiums and New York direct annuity premiums accounted for 36.3%, 36.2%, and 30.4% of the Company’s total direct premiums in 2023, 2022, and 2021, respectively.

The Company has no employees, and, therefore, has no employee benefit plans.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, inflation, and other factors.

Summary of Significant Accounting Policies - The Company uses the following significant accounting policies:

Cash, Cash Equivalents and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bonds and preferred stock fair values are obtained from nationally-recognized pricing services. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by these services.

Redeemable preferred stocks are stated at amortized cost or fair value, depending on the assigned credit ratings. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. For preferred stocks carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

The Company’s investments in surplus notes with an NAIC Credit Rating Providers (“NAIC CRP”) designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as “Other invested assets”.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Common stocks are generally stated at a fair value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary dates.

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally-insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Company’s Investments Policy Committee (IPC). The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. Short-term investments include those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the Interest Maintenance Reserve (“IMR”) and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary impairment (“OTTI”) exists. Once a determination has been made that a specific OTTI exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Derivatives

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages its market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company’s risk management department.

The Company uses various derivative instruments to manage risks related to certain annuity products, including the guaranteed living withdrawal benefit (“GLWB”) rider associated with variable annuity (“VA”) contracts. The derivative instruments the Company may use include interest rate swaps, interest rate swaptions, interest rate futures, equity futures, equity options, foreign currency futures, variance swaps, volatility futures, volatility options, and credit derivatives. The Company can use these derivatives as economic hedges against risks inherent in the products. These risks have a direct impact on the cost of the VA GLWB products and are correlated with the equity markets, interest rates, foreign currency levels, and overall volatility.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company uses equity options to manage its equity risk in its fixed indexed annuity products. The Company may purchase and sell index call and put options which have underlyings based upon the S&P equity index. As of December 31, 2023 and 2022, the Company had paid a net amount of $1.5 million and $1.0 million, respectively, for its open options.

The Company uses US equity index futures to manage its equity risk in its fixed indexed annuity products. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses a combination of derivative instruments to mitigate volatility, equity, and currency risk related to certain guaranteed minimum benefits, including GLWB benefits within its VA products.

The Company uses US and foreign equity market index futures and foreign currency futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses index put options which have underlyings based upon several equity indexes, both U.S. and foreign. As of December 31, 2023, the Company held no open put options. As of December 31, 2022, the Company had paid $2.1 million for its open put options.

The Company uses a combination of derivative instruments to mitigate interest rate risk related to both variable annuity and fixed indexed annuity products. These derivative instruments are considered macroeconomic hedges and are not associated with any one specific program. As of December 31, 2023, the Company had paid a net amount of $0.5 million for its open swaps and swaptions.

None of the Company’s derivative instruments qualify for hedge accounting. Therefore, all derivative instruments are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as changes in unrealized gains (losses) in surplus. Upon termination, the realized gain or loss is recorded in realized capital gains and losses.

During the years ended December 31, 2023, 2022, and 2021, the Company had $0.5 million of unrealized gains, $0.1 million of unrealized gains, and $1.4 million of unrealized losses, respectively, related to derivatives that did not qualify for hedge accounting.

The Company did not exclude any of the following component categories: current fair value, recognized unrealized gain (loss), the fair value reflected in Book/Adjusted Carry Value, the aggregate amount owed at maturity, current year amortization, and remaining amortization.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Premiums for flexible premium/universal life and single premium credit life policies are recognized as revenue when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new or renewal business, are expensed as incurred.

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Aggregate Reserves for Policies and Contracts

Policy reserves for future life insurance policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations. The mortality tables and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary tables with 2.25% to 6.0% interest. Effective in 2017 the Company began calculating reserves for certain newly-issued policies in accordance with NAIC Valuation Manual 20, “Requirements for Principle-Based Reserves for Life Products” (“VM-20”), and effective in 2020, reserves for all new issues are in accordance with VM-20.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves, which are included in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a Mid-terminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2023 and 2022, the Company had $0.6 billion and $0.6 billion, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Alabama. Reserves to cover this insurance totaled $8.8 million and $8.0 million as of December 31, 2023 and 2022, respectively, and were reported in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula. Other net changes in reserves for the years ended December 31 are as follows:

2023

			ORDINARY				GROUP
ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities
	($ in thousands)
Excess interest on universal life products	$11,121	$—	$9,938	$—	$—	$—	$1,183	$—
Total	$11,121	$—	$9,938	$—	$—	$—	$1,183	$—

2022

			ORDINARY				GROUP
ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities
	($ in thousands)
Excess interest on universal life products	$11,451	$—	$10,242	$—	$—	$—	$1,209	$—
Total	$11,451	$—	$10,242	$—	$—	$—	$1,209	$—

2021

			ORDINARY				GROUP
ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities
	($ in thousands)
Excess interest on universal life products	11,768	—	10,528	—	—	—	1,240	—
Total	$11,768	$—	$10,528	$—	$—	$—	$1,240	$—

For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

Certain of the Company’s VA contracts contain guaranteed minimum death benefit (“GMDB”) and GLWB features. The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected and may be based on amounts deposited or maximum account value on prior anniversaries. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB is based on a percentage of account value. The Company does not reinsure the GMDB feature. The VA GLWB applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 3.5% to 7.0% depending on the contract owner's age. Effective January 1, 2020, statutory reserves are calculated according to NAIC Valuation Manual 21, “Requirements for Principal-Based Reserves for Variable Annuities” (“VM-21”). This replaces the prior reserve calculations under Actuarial Guidelines 43 (“AG43”). Please see Note 3 – Accounting Changes for the effect of this reserve change on the Company’s financial statements. There is not a standalone reserve for GMDB or GLWB. The base reserve incorporates the risk of all these guarantees.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 0.75% to 6.0% for immediate annuities during 2023. Interest rates credited ranged from 0.75% to 6.0% for immediate annuities during 2022. Interest rates credited ranged from 0.75% to 6.0% for immediate annuities during 2021.

Liabilities for Single Premium Deferred Annuity (“SPDA”) contracts are calculated in accordance with Actuarial Guideline 33. The reserves are calculated using a CARVM approach such that the reserve equals the greatest present value of future benefits floored at the cash surrender value of the contract. Future benefits include death, surrender and annuitization. Mortality and discount rates used in the reserve calculation are specified by regulatory authorities.

Certain of the Company's policy reserves relate to universal life policies with secondary guarantees (“ULSG”) which guarantee that insurance coverage will remain in force (subject to the payment of specified premiums). These products do not allow the Company to adjust policyholder premiums after a policy is issued, and most of these products do not have significant account values upon which interest is credited. Policy reserves for these products are actuarially computed using methods and assumptions in accordance with Actuarial Guideline 38 (“AG38”) for policies issued between 2003-2019, and in accordance with VM-20 for policies issued in 2020 and later. Total reserves for ULSG policies were $52.3 million and $50.8 million at December 31, 2023 and 2022, respectively.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in operations during the period in which the change occurred.

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 54, "Individual and Group Accident and Health Contracts".

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturity investments resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of certain investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in “Amounts recoverable from reinsurers” and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims and benefit reserves are netted against the respective “Premiums and annuity considerations” and “Death and annuity benefits” in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in “Commissions and expense allowances on reinsurance ceded” in the Statements of Operations. The change in modified coinsurance (“MODCO”) reserves ceded and related expenses are included in “Reserve adjustments on reinsurance ceded” in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The Company issues both market value adjusted annuities and variable annuities. Excluding any contract guarantees of either a minimum return or account value upon death or annuitization, variable annuity policyholders bear the investment risk that the Separate Accounts funds may not meet their stated investment objectives. The assets and liabilities related to Separate Accounts are recorded at fair value and reported separately as assets and liabilities held in Separate Accounts. Fees charged on Separate Account contract owner deposits are included in the Statements of Operations. In the event that the asset value of certain contract holder accounts is projected to be below the value guaranteed by the Company, a liability is established to the general account through a charge to operations.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.	Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant Statutory Accounting Principles (“SAP”) and their difference to GAAP, is as follows:

1.	The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations as the revenues or expected gross profits are recognized;

2.	Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

3.	Under SAP rules that precede Principles Based Reserves (“PBR”), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under VM-20 and VM-21. Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for non-life-contingent annuity and universal life insurance products are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

4.	Certain assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

5.	Bonds and redeemable preferred stocks are generally stated at amortized cost and perpetual preferred stocks are stated at fair value. For bonds and preferred stocks stated at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds. Under GAAP, bonds and preferred stocks, other than those classified as held to maturity, are stated at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

6.	Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

7.	Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the Income Statement as the IMR concept does not exist in GAAP;

8.	Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The admission of gross deferred income taxes, after any valuation allowance, is additionally subject to various limitations as specified by NAIC SAP. No such admissions test exists under GAAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the Income Statement;

9.	The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

10.	The IMR is reported as a liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

11.	The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

12.	The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

13.	Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

14.	For reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

15.	Market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

17.	Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. Certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines but are subject to Purchase GAAP accounting (“PGAAP”) guidelines for GAAP reporting purposes due to their qualification as a business combination.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2023 and 2022 or for each of the years in the three-year period ended December 31, 2023; however, the differences are presumed to be material.

3.	Accounting Changes and Prior Period Adjustments

Accounting Changes

Effective January 1, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 86 “Derivatives”. These revisions provide for more consistency between SAP and U.S. GAAP with respect to the assessment of effective hedge relationships and introduce additional guidance for the application of certain hedging methods. The revised guidance did not impact the Company’s financial position or results of operations.

Effective August 13, 2023, the NAIC Statutory Accounting Principles Working Group adopted INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). INT 23-01 provides a limited-time, optional exception to the existing guidance in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve” and the annual statement instructions that requires net negative (disallowed) IMR in the general account to be nonadmitted. Companies who elect the optional exception are permitted to admit negative IMR up to 10% of adjusted capital and surplus, subject to certain disclosure requirements and other constraints. The revised guidance did not impact the Company, as it did not have a negative IMR balance at the end of the reporting period.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32, “Preferred Stock” (“SSAP No. 32R”), which refined definitions of preferred stock categories and updated accounting guidance for certain categories of preferred stock. Under the revised guidance in SSAP No. 32R, all perpetual preferred stocks shall be reported at fair value, not to exceed any currently effective call price. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2021, the Company adopted revisions to SSAP No.106, “Affordable Care Act Section 9010 Assessment” (“SSAP No. 106R”) which relate to the repeal by Congress of the Affordable Care Act Section 9010 Assessment, also known as the health insurer’s tax (HIT). The adoption of these revisions had no effect on the Company’s financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.	Investments

Net Investment Income

Net investment income consists of the following:

	For The Years Ended December 31
	2023	2022	2021

	($ in thousands)
Bonds	$189,409	$207,078	$213,108
Stocks	882	858	913
Mortgage loans	10,699	12,691	11,106
Cash, cash equivalents, and short-term investments	3,790	753	(80)
Contract loans	2,835	2,538	2,651
Other invested assets	1,838	1,840	1,730
Miscellaneous investment income	347	355	(19)
Total investment income	209,800	226,113	229,409
Less: Investment expenses	13,208	13,425	15,444
Net investment income	$196,592	$212,688	$213,965

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans -	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds -	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest is discontinued.

There was no due and accrued investment income excluded as of December 31, 2023 and 2022.

The Company had no amounts of deferred interest as of December 31, 2023 and 2022.

The cumulative amounts of bond paid-in-kind (PIK) interest included in the current principal balance were $3.3 million and $3.0 million as of December 31, 2023 and 2022, respectively.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Realized Gains and Losses

Realized investment gains (losses) are summarized as follows:

	For The Years Ended December 31
	2023	2022	2021

	($ in thousands)
Bonds	$(14,568)	$(223)	$5,989
Common stocks-unaffiliated	—	458	57
Preferred stocks	(54)	32	511
Cash, cash equivalents, and short-term investments	—	(1)	26
Derivative instruments	(3,754)	3,554	(3,834)
Other investments	46	—	136
Other-than-temporary impairments	(12,494)	—	(32)
Less:
Amount transferred to interest maintenance reserve	(10,556)	6	5,091
Federal income tax expense (benefit)	(3,128)	890	19
Net realized investment gains (losses)	$(17,140)	$2,924	$(2,257)

Proceeds from the sales of investments in bonds, common stocks, and preferred stocks during 2023, 2022, and 2021 were $608.7 million, $142.2 million and $176.9 million, respectively. The Company realized gross gains of $5.3 million, $2.2 million, and $7.3 million on those sales for the years ended 2023, 2022, and 2021, respectively. Gross losses of $19.9 million, $1.9 million, and $0.7 million were realized on those sales for the years ended December 31, 2023, 2022, and 2021, respectively.

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds is as follows:

	For The Years Ended December 31
	2023	2022	2021

	($ in thousands)
Bonds	$—	$45	$(40)
Preferred stocks	370	(627)	(343)
Common stocks	(4)	(146)	152
Derivative instruments	481	85	(1,363)
Less:
Federal income tax expense (benefit)	178	(135)	(335)
Total change in net unrealized capital gains and losses	$669	$(508)	$(1,259)

During 2023, the Company recorded $0.5 million in unrealized gains on derivative instruments due to changes in fair value. The gains included $1.1 million of gains related to equity options, offset by $0.8 million of losses related to equity futures, which were used to mitigate risks associated with the Company’s variable annuity products. The gains also included $1.0 million of gains related to equity options and $0.1 million of gains related to equity futures, which were used to mitigate risks associated with the Company’s fixed indexed annuity products. Additionally, the gains were offset by $0.1 million of losses related to interest rate swaptions and $0.8 million of losses related to interest rate swaps, which were used to mitigate risks associated with multiple products, as these derivatives are considered to be macroeconomic hedges.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During 2022, the Company recorded $0.1 million in unrealized gains on derivative instruments due to changes in fair value. The gains included $1.1 million of gains related to equity futures, which were used to mitigate risks associated with the Company’s variable annuity products. These gains were offset by $0.9 million of losses related to equity options and $0.1 million of losses related to equity futures, which were used to mitigate risks associated with the Company’s fixed indexed annuity products.

During 2021, the Company recorded $1.4 million in unrealized losses on derivative instruments due to changes in fair value. The losses included $0.8 million of losses related to equity options and $0.3 million of losses related to equity futures, which were used to mitigate risks associated with the Company’s variable annuity products. The losses also included $0.3 million of losses related to equity options, which were used to mitigate risks associated with the Company’s fixed indexed annuity products.

Bonds and Preferred Stocks

The statement value and estimated fair value of the Company’s bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2023	($ in thousands)
Bonds:
US Government	$13,641	$—	$(258)	$13,383
Other governments	15,206	—	(1,569)	13,637
US states, territories, and possessions	8,901	—	(440)	8,461
US political subdivision	50,771	14	(2,544)	48,241
US special revenue & special assessment	275,863	3,513	(23,256)	256,120
Industrial and miscellaneous	3,089,741	29,363	(255,488)	2,863,616
Hybrids	41,320	1,193	(1,201)	41,312
Total bonds, excluding loan-backed and structured securities	3,495,443	34,083	(284,756)	3,244,770
Loan-backed and structured securities:
Residential mortgage-backed securities	741,179	279	(155,007)	586,451
Commercial mortgage-backed securities	139,540	6	(11,352)	128,194
Other loan-backed and structured securities	50,715	36	(3,294)	47,457
Total loan-backed and structured securities	931,434	321	(169,653)	762,102
Total bonds	4,426,877	34,404	(454,409)	4,006,872
Preferred stocks	8,471	91	(1,111)	7,451
Total bonds and preferred stocks	$4,435,348	$34,495	$(455,520)	$4,014,323

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2022	($ in thousands)
Bonds:
US Government	$45,097	$—	$(649)	$44,448
Other governments	17,162	—	(2,472)	14,690
US states, territories, and possessions	13,504	—	(830)	12,674
US political subdivision	68,047	17	(3,875)	64,189
US special revenue & special assessment	292,101	3,362	(32,014)	263,449
Industrial and miscellaneous	3,579,234	19,950	(373,101)	3,226,083
Hybrids	44,382	1,404	(2,208)	43,578
Total bonds, excluding loan-backed and structured securities	4,059,527	24,733	(415,149)	3,669,111
Loan-backed and structured securities:
Residential mortgage-backed securities	793,294	95	(159,794)	633,595
Commercial mortgage-backed securities	203,296	—	(14,327)	188,969
Other loan-backed and structured securities	62,075	8	(4,917)	57,166
Total loan-backed and structured securities	1,058,665	103	(179,038)	879,730
Total bonds	5,118,192	24,836	(594,187)	4,548,841
Preferred stocks	11,564	108	(1,383)	10,289
Total bonds and preferred stocks	$5,129,756	$24,944	$(595,570)	$4,559,130

The statement value and estimated fair value of bonds as of December 31, 2023, by expected maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$136,756	$135,310
Due after 1 year through 5 years	662,480	639,627
Due after 5 years through 10 years	981,691	905,327
Due after 10 years	1,714,516	1,564,506
Total bonds, excluding loan-backed and structured securities	3,495,443	3,244,770
Total loan-backed and structured securities	931,434	762,102
Total bonds	$4,426,877	$4,006,872

The statement value and estimated fair value of bonds as of December 31, 2022, by expected maturity, is shown below.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$156,223	$155,245
Due after 1 year through 5 years	928,948	884,535
Due after 5 years through 10 years	1,209,541	1,084,318
Due after 10 years	1,764,815	1,545,013
Total bonds, excluding loan-backed and structured securities	4,059,527	3,669,111
Total loan-backed and structured securities	1,058,665	879,730
Total bonds	$5,118,192	$4,548,841

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s investment gross unrealized losses and estimated fair values, aggregated by investment category and length of time that individual securities have been in a continuous loss position as of December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2023	($ in thousands)
Bonds:
US Government	$4,720	$(23)	$8,664	$(235)	$13,384	$(258)
Other governments	—	—	13,636	(1,569)	13,636	(1,569)
US states, territories, and possessions	—	—	7,461	(440)	7,461	(440)
US political subdivision	40	—	43,038	(2,544)	43,078	(2,544)
US special revenue & special assessment	7,225	(221)	221,102	(23,035)	228,327	(23,256)
Industrial and miscellaneous	172,832	(2,940)	2,257,138	(252,548)	2,429,970	(255,488)
Hybrids	7,878	(361)	15,048	(840)	22,926	(1,201)
Total bonds, excluding loan-backed and structured securities	192,695	(3,545)	2,566,087	(281,211)	2,758,782	(284,756)
Loan-backed and structured securities:
Residential mortgage-backed securities	13,966	(84)	565,115	(154,923)	579,081	(155,007)
Commercial mortgage-backed securities	—	—	127,040	(11,352)	127,040	(11,352)
Other loan-backed and structured securities	5,819	(2)	40,644	(3,292)	46,463	(3,294)
Total loan-backed and structured securities	19,785	(86)	732,799	(169,567)	752,584	(169,653)
Total bonds	212,480	(3,631)	3,298,886	(450,778)	3,511,366	(454,409)
Preferred stocks	51	(2)	6,467	(1,109)	6,518	(1,111)
Total bonds and preferred stocks	$212,531	$(3,633)	$3,305,353	$(451,887)	$3,517,884	$(455,520)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2022	($ in thousands)
Bonds:
US Government	$44,448	$(649)	$—	$—	$44,448	$(649)
Other governments	14,690	(2,472)	—	—	14,690	(2,472)
US states, territories, and possessions	12,674	(830)	—	—	12,674	(830)
US political subdivision	54,952	(3,875)	—	—	54,952	(3,875)
US special revenue & special assessment	221,176	(25,975)	14,631	(6,039)	235,807	(32,014)
Industrial and miscellaneous	2,709,641	(311,729)	195,158	(61,372)	2,904,799	(373,101)
Hybrids	25,117	(2,156)	307	(52)	25,424	(2,208)
Total bonds, excluding loan-backed and structured securities	3,082,698	(347,686)	210,096	(67,463)	3,292,794	(415,149)
Loan-backed and structured securities:
Residential mortgage-backed securities	341,417	(70,752)	281,818	(89,042)	623,235	(159,794)
Commercial mortgage-backed securities	183,322	(12,718)	5,647	(1,609)	188,969	(14,327)
Other loan-backed and structured securities	44,976	(3,433)	11,204	(1,484)	56,180	(4,917)
Total loan-backed and structured securities	569,715	(86,903)	298,669	(92,135)	868,384	(179,038)
Total bonds	3,652,413	(434,589)	508,765	(159,598)	4,161,178	(594,187)
Preferred stocks	3,739	(1,364)	95	(19)	3,834	(1,383)
Total bonds and preferred stocks	$3,656,152	$(435,953)	$508,860	$(159,617)	$4,165,012	$(595,570)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (see the “Loan-backed and Structured Securities” section for information on loan-backed and structured security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it is probable that all amounts will be collected as due according to the contractual terms of the debt security in effect at the date of acquisition and has the intent and ability to hold these securities until recovery. The Company recognized $12.5 million, $0 and $0 OTTIs on non-loan-backed securities during 2023, 2022, and 2021, respectively.

The Company had securities with a fair value of $3,305.4 million in an unrealized loss position for greater than twelve months as of December 31, 2023, and the related unrealized loss of $451.9 million pertains primarily to residential mortgage-backed, banking, utility, consumer, and insurance securities. The Company had securities with a fair value of $508.9 million in an unrealized loss position for greater than twelve months as of December 31, 2022, and the related unrealized loss of $159.6 million pertains primarily to residential mortgage-backed, energy, and insurance securities. The aggregate decline in fair value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors such as credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

The Company had individual bonds from the following issuers that exceeded 10% of capital and surplus as of December 31, 2023 and 2022.

	2023		2022
	Carrying Value		Carrying Value
	($ in thousands)		($ in thousands)
Fannie Mae	$73,637	Fannie Mae	$77,768
		Freddie Mac	56,432

As of December 31, 2023 and 2022, bonds and cash having a fair value of $6.4 million and $6.4 million were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5GI NAIC rating as of December 31, 2023 and 2022.

Loan-Backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, and based its prepayment assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information used for these assumptions was provided by a nationally recognized, real-time database.

For each of the years in the three-year period ended December 31, 2023, no OTTIs were recorded due to intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain those securities in a gross unrealized loss position for a period of time sufficient to recover their amortized cost.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During 2023, 2022 and 2021, the Company recognized $0, $0, and less than $0.1 million, respectively, of OTTIs on loan-backed securities.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2023	2022
	($ in thousands)
The aggregate amount of unrealized losses:
Less than 12 months	$86	$86,903
12 months or longer	$169,567	$92,135

The aggregate related fair value of securities with unrealized losses:
Less than 12 months	$19,785	$569,715
12 months or longer	$732,799	$298,669

In determining whether a loan-backed security had experienced an OTTI, the Company considers the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

The Company's exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities that are backed by loans to borrowers with lower credit ratings. These securities are classified as subprime at issuance. The Company has exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. The Company has exposure to unrealized losses on these holdings from changes in fair values due to widening spreads in a difficult and illiquid market environment. In addition, the Company has exposure to realized losses if it is determined that the securities are other-than-temporarily impaired. These risks are mitigated somewhat by the Company's ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support. The Company has no direct exposure through investments in subprime mortgage loans.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following information relates to the Company’s other investments with subprime exposure:

	Actual Cost	Book/ Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized

2023	($ in thousands)
Residential mortgage-backed securities	$19	$19	$19	$—

2022
Residential mortgage-backed securities	$91	$93	$91	$—

As of December 31, 2021, the Company had recognized $0.2 million of OTTI losses on residential mortgage-backed securities with subprime exposure held as of December 31, 2021.

Mortgage Loans

The Company's mortgage loan portfolio was characterized by the following as of December 31:

	Percent of Portfolio
	2023	2022
Retail	14.4%	15.8%
Other commercial	13.2	12.9
Apartments	22.6	22.5
Industrial	33.8	33.1
Office	15.8	15.5
Mixed use	0.2	0.2
Total	100.0%	100.0%

The Company’s mortgage loan portfolio had the following concentrations by location greater than or equal to 5% as of December 31, 2023 and 2022:

	Percent of Portfolio		Percent of Portfolio
State	2023	State	2022
Alabama	10.0%	Tennessee	10.4%
Michigan	9.9	Alabama	9.8
Tennessee	9.8	Michigan	9.7
California	6.4	California	6.3
Utah	5.9	Utah	6.1
Texas	5.3	Texas	5.6

There were no commercial mortgage loans originated during 2023. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2022 were 3.0% and 3.625%, respectively.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS
(Statutory Basis)

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, or purchase money mortgages is generally 75%. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2023 and 2022, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. For loans the Company held as of December 31, 2023 and 2022, the maximum percentage of any one loan to the value of security at the time of the loan did not exceed 75%.

As of December 31, 2023 and 2022, the Company did not have any mortgages with interest more than 90 days past due.

As of December 31, 2023 and 2022, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

The Company’s mortgage loans of $307.1 million and $325.0 million as of December 31, 2023 and 2022, respectively, were current.

As of December 31, 2023 and 2022, the Company had no foreclosed properties or impaired loans. The Company reported no valuation allowances on any loans at either December 31, 2023 and 2022. No activity occurred in the allowance for credit losses during 2023, 2022, and 2021.

The Company did not restructure any debt during 2023 and 2022.

Common Stock-Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Atlanta. Through its membership, the Company received cash advances in the amount of $100.0 million as of December 31, 2023. These cash advances are the result of the Company issuing funding agreements. The Company had no advances outstanding as of December 31, 2022.

The Company uses the funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, “Deposit-Type Contracts” accounting treatment to the funding agreements, consistent with its other deposit-type contracts.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s aggregate totals of FHLB capital stock as of December 31 are as follows:

2023	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in thousands)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	8,849	8,849	—
Activity stock	—	—	—
Excess stock	—	—	—
Aggregate total	$8,849	$8,849	$—

Actual or estimated borrowing capacity as determined by the insurer	$205,043	XXX	XXX

2022	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in thousands)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	3,105	3,105	—
Activity stock	—	—	—
Excess stock	—	—	—
Aggregate total	$3,105	$3,105	$—

Actual or estimated borrowing capacity as determined by the insurer	$—	XXX	XXX

The Company’s Class B membership stock is not eligible for redemption.

The amounts pledged as of December 31 are as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing

($ in thousands)
December 31, 2023 Total General and Separate Accounts Total Collateral Pledged	$111,777	$129,333	$100,000
December 31, 2023 General Account Total Collateral Pledged	$111,777	$129,333	$100,000
December 31, 2023 Separate Accounts Total Collateral Pledged	$—	$—	$—
December 31, 2022 Total General and Separate Accounts Total Collateral Pledged	$—	$—	$—
December 31, 2022 General Account Total Collateral Pledged	$—	$—	$—
December 31, 2022 Separate Accounts Total Collateral Pledged	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The maximum amount pledged during the reporting period is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing

($ in thousands)
2023 Total General and Separate Accounts Total Collateral Pledged	$121,750	$142,683	$109,000
2023 General Account Total Collateral Pledged	$121,750	$142,683	$109,000
2023 Separate Accounts Total Collateral Pledged	$—	$—	$—
2022 Total General and Separate Accounts Total Collateral Pledged	$—	$—	$—
2022 General Account Total Collateral Pledged	$—	$—	$—
2022 Separate Accounts Total Collateral Pledged	$—	$—	$—
2021Total General and Separate Accounts Total Collateral Pledged	$—	$—	$—
2021 General Account Total Collateral Pledged	$—	$—	$—
2021 Separate Accounts Total Collateral Pledged	$—	$—	$—

Information regarding borrowings from the FHLB is as follows:

Amounts as of reporting date December 31, 2023	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established

($ in thousands)
Debt	$—	$—	$—	XXX
Funding agreements	100,000	100,000	—	98,704
Other	—	—	—	XXX
Aggregate total	$100,000	$100,000	$—	$98,704

Amounts as of reporting date December 31, 2022	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established

($ in thousands)
Debt	$—	$—	$—	XXX
Funding agreements	—	—	—	—
Other	—	—	—	XXX
Aggregate total	$—	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Maximum amount: 2023	1 Total 2+3	2 General Account	3 Separate Accounts

($ in thousands)
Debt	$9,000	$9,000	$—
Funding agreements	100,000	100,000	—
Other	—	—	—
Aggregate total	$109,000	$109,000	$—

Maximum amount: 2022	1 Total 2+3	2 General Account	3 Separate Accounts

($ in thousands)
Debt	$—	$—	$—
Funding agreements	—	—	—
Other	—	—	—
Aggregate total	$—	$—	$—

FHLB - prepayment obligations for 2023:

Does the company have prepayment obligations under the following arrangements (YES/NO)?
Debt	NO
Funding agreements	YES
Other	NO

Restricted Assets

The Company had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2023	2022	Increase/ (Decrease)	% of Admitted Assets

	($ in thousands)
Subject to repurchase agreements	$—	$8,386	$(8,386)	—%
Federal Home Loan Bank capital stock	8,849	3,105	5,744	0.16
On deposit with states	6,594	6,592	2	0.12
Pledged as collateral to FHLB (including assets backing funding agreements)	129,333	—	129,333	2.39
Collateral for derivative instruments	22,471	8,399	14,072	0.42
Total restricted assets	$167,247	$26,482	$140,765	3.09%

The Company had no other restricted assets as of December 31, 2023 and 2022.

The Company had no cash collateral received and reflected as assets within the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023. The Company had $1.0 million of cash collateral received and reflected as assets within the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2022, representing 0.018% of total admitted assets excluding Separate Accounts. The recognized obligation to return the collateral assets was $1.0 million, representing 0.019% of total liabilities excluding Separate Accounts as of December 31, 2022.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

There was no collateral received and reflected as assets within the Company’s Separate Accounts as of December 31, 2023 and 2022.

Repurchase Agreements and Securities Lending Transactions

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2023, the Company had no balances outstanding under these agreements. As of December 31, 2022, the Company had borrowed money obligations $6.2 million, which represents the cash amount to be paid at the repurchase agreements’ maturities.

The Company posted $0 and $8.4 million (statutory carrying value) of its assets as repurchase agreement collateral, which are classified as “Bonds” as of December 31, 2023 and 2022, respectively.

In connection with the outstanding repurchase agreements, the Company also recognized liabilities of $0 and $6.2 million as of December 31, 2023 and 2022, respectively, which was classified as “Borrowed money”.

The Company is not involved in securities lending transactions.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that the cash flows of its operations will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on collateral posted will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company’s parent, PLICO, if needed.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The types of repurchase agreement trades used during 2023 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	Yes	Yes	No
Tri-Party (Yes/No)	No	Yes	Yes	Yes

The types of repurchase agreement trades used during 2022 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	Yes	No	Yes
Tri-Party (Yes/No)	No	No	No	No

The types of repurchase agreement trades used during 2021 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	Yes	Yes	Yes
Tri-Party (Yes/No)	No	No	No	No

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2023 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Open - No Maturity	$87,279	$62,348	$58,486	$—
Overnight	—	16,000	—	9,000
> 1 Week to 1 Month	—	—	8,886	—

Ending Balance
Open - No Maturity	$48,256	$30,697	$—	$—
Overnight	—	23,000	—	—

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2022 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Open - No Maturity	$33,090	$10,062	$—	$6,247

Ending Balance
Open - No Maturity	$10,062	$—	$—	$6,247

The Company had no securities sold and/or acquired that resulted in default during 2023 and 2022.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

A summary of securities "sold" under repurchase agreement - secured borrowing during 2023 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$11,390
Fair Value	$101,941	$86,348	$78,271	10,472

Ending Balance
BACV	XXX	XXX	XXX	$—
Fair Value	$60,908	$61,661	$—	—

A summary of securities "sold" under repurchase agreement - secured borrowing during 2022 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$8,386
Fair Value	$38,317	$9,977	$—	6,449

Ending Balance
BACV	XXX	XXX	XXX	$8,386
Fair Value	$9,989	$—	$—	6,449

As of December 31, 2023, the Company held no securities “sold” under repurchase agreement - secured borrowing. As of December 31, 2022, the Company held securities “sold” under repurchase agreement - secured borrowing consisting of NAIC 1 bonds with a carrying value of $8.4 million and fair value of $6.4 million..

Details of the collateral received - secured borrowing for the year ended December 31, 2023, is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash	$87,279	$78,348	$67,372	$9,000

Ending Balance
Cash	$48,256	$53,697	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Details of the collateral received - secured borrowing for the year ended December 31, 2022, is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash	$33,090	$10,062	$—	$6,247

Ending Balance
Cash	$10,062	$—	$—	$6,247

The Company had cash collateral received - secured borrowing of $0 million and $6.2 million as of December 31, 2023 and 2022, respectively.

The allocation of aggregate collateral by remaining contractual maturity as of December 31 is as follows:

	Fair Value
	2023	2022

	($ in thousands)
Overnight and continuous	$—	$6,247

The Company did not receive any cash collateral that was reinvested in 2023 and 2022.

The Company recognized the following liability to return cash collateral for 2023:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash	$87,279	$78,348	$67,372	$9,000

Ending Balance
Cash	$48,256	$53,697	$—	$—

The Company recognized the following liability to return cash collateral for 2022:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash	$33,090	$10,062	$—	$6,247

Ending Balance
Cash	$10,062	$—	$—	$6,247

For 2023 and 2022, the Company had no reverse repurchase agreements transactions accounted for as secured borrowing and no repurchase agreements or reverse repurchase agreement transactions accounted for as a sale.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.        Income Taxes

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years’ separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”)) as of December 31 are as follows:

	12/31/2023			12/31/2022			Change
1.	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) Ordinary	(8) Capital	(9) (Col 7+8) Total

	($ in thousands)
(a) Gross Deferred Tax Assets	$55,162	$1,652	$56,814	$60,509	$234	$60,743	$(5,347)	$1,418	$(3,929)
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a - 1b)	55,162	1,652	56,814	60,509	234	60,743	(5,347)	1,418	(3,929)
(d) Deferred Tax Assets Nonadmitted	36,322	—	36,322	37,325	—	37,325	(1,003)	—	(1,003)
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	18,840	1,652	20,492	23,184	234	23,418	(4,344)	1,418	(2,926)
(f) Deferred Tax Liabilities	6,176	—	6,176	7,458	—	7,458	(1,282)	—	(1,282)
(g)Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$12,664	$1,652	$14,316	$15,726	$234	$15,960	$(3,062)	$1,418	$(1,644)

39

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2023			12/31/2022			Change
2.	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) Ordinary	(8) Capital	(9) (Col 7+8) Total

	($ in thousands)
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$—	$1,072	$1,072	$—	$234	$234	$—	$838	$838
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)(1) and 2(b)2 Below)	12,664	580	13,244	15,726	—	15,726	(3,062)	580	(2,482)
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	12,664	580	13,244	15,726	—	15,726	(3,062)	580	(2,482)
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	81,799	XXX	XXX	79,026	XXX	XXX	2,773
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	6,176	—	6,176	7,458	—	7,458	(1,282)	—	(1,282)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b) +2(c)	$18,840	$1,652	$20,492	$23,184	$234	$23,418	$(4,344)	$1,418	$(2,926)

	2023	2022

	($ in thousands)
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1617%	896%

(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$578,353	$566,866

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2023		12/31/2022		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1-3) Ordinary	(6) (Col 2-4) Capital
	($ in thousands)
Impact of Tax Planning Strategies
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From Note 9A1(c)	$55,162	$1,652	$60,509	$234	$(5,347)	$1,418
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable to the Impact of Tax Planning Strategies	—%	100%	—%	—%	—%	100%
3. Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$18,840	$1,652	$23,184	$234	$(4,344)	$1,418
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	—%	100%	—%	—%	—%	100%
Does the Company’s tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Current income taxes incurred consist of the following major components:

1.	(1) 2023	(2) 2022	(3) (Col 1-2) Change

	($ in thousands)
(a) Federal	$(188)	$(25)	$(163)
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	(188)	(25)	(163)
(d) Federal income tax on capital gains	(3,128)	890	(4,018)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$(3,316)	$865	$(4,181)

1.	(1) 2022	(2) 2021	(3) (Col 1-2) Change

	($ in thousands)
(a) Federal	$(25)	$3,531	$(3,556)
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	(25)	3,531	(3,556)
(d) Federal income tax on capital gains	890	19	871
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$865	$3,550	$(2,685)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

2.

Deferred Tax Assets	(1) 12/31/2023	(2) 12/31/2022	(3) (Col 1-2) Change

	($ in thousands)
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	26,777	27,913	(1,136)
(4) Investments	241	—	241
(5) Deferred acquisition costs	27,404	31,616	(4,212)
(6) Policyholder dividends accrual	208	205	3
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	511	771	(260)
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other	21	4	17
(99) Subtotal (sum of 2a1 through 2a13)	55,162	60,509	(5,347)

(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	36,322	37,325	(1,003)
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	18,840	23,184	(4,344)

(e) Capital:
(1) Investments	1,652	234	1,418
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	1,652	234	1,418

(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—
(h) Admitted capital deferred tax assets (2e99-2f-2g)	1,652	234	1,418
(i) Admitted deferred tax assets (2d+2h)	$20,492	$23,418	$(2,926)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.

Deferred Tax Liabilities	(1) 12/31/2023	(2) 12/31/2022	(3) (Col 1-2) Change

	($ in thousands)
(a) Ordinary
(1) Investments	$3,915	$5,492	$(1,577)
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	1,522	1,014	508
(4) Policyholder reserves	539	752	(213)
(5) Other	200	200	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	6,176	7,458	(1,282)

(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$6,176	$7,458	$(1,282)

4. Net deferred tax assets/liabilities (2i-3c)	$14,316	$15,960	$(1,644)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

	(1) 12/31/2023	(2) 12/31/2022	(3) (Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$56,814	$60,743	$(3,929)
Total deferred tax liabilities	6,176	7,458	(1,282)
Net deferred tax assets (liabilities)	$50,638	$53,285	(2,647)
Tax effect of unrealized gains/(losses)			(178)
Change in net deferred income tax			$(2,469)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$60,743	$68,273	$(7,530)
Total deferred tax liabilities	7,458	7,198	260
Net deferred tax assets (liabilities)	$53,285	$61,075	(7,790)
Tax effect of unrealized gains/(losses)			135
Change in net deferred income tax			$(7,925)

On August 16, 2022, H.R. 5376, the Inflation Reduction Act of 2022 (“IRA”) was signed into law which includes a Corporate Alternative Minimum Tax (“CAMT”) for taxable years beginning after December 31, 2022. The Company has determined, based on the adjusted financial statement income for 2023, the controlled group of corporations of which the insurer is a member will be an “applicable corporation” to determine if CAMT exceeds the regular federal income tax payable. The Company has determined, as of the reporting date, it will not be liable for the CAMT for the tax year ended December 31, 2023.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	2023	Effective Tax Rate (%)	2022	Effective Tax Rate (%)	2021	Effective Tax Rate (%)

	($ in thousands)
Provision computed at statutory rate	$5,600	21.0%	$9,178	21.0%	$10,192	21.0%

Tax on STAT capital gains (losses)	(6,473)	(24.2)	802	1.8	599	1.2
Amortization of IMR	(585)	(2.2)	(1,064)	(2.4)	(1,158)	(2.3)
Change in nonadmitted assets	248	1.0	21	—	(277)	(0.6)
Nondeductible expense	7	—	42	0.1	5	—
Tax-exempt income deduction	(6)	—	(6)	—	(6)	—
Dividends received deduction	(104)	(0.4)	(108)	(0.2)	(147)	(0.3)
Prior year deferred tax true-up	(6)	—	(8)	—	(29)	(0.1)
Prior year current tax true-up	10	—	17	—	30	0.1
Gain (Loss) on reinsurance	(49)	(0.2)	(51)	(0.1)	(56)	(0.1)
Intercompany operating loss carryforward	542	2.0	—	—	—	—
Foreign tax credit	(31)	(0.1)	(33)	(0.1)	(25)	(0.1)
Total	$(847)	(3.1)%	$8,790	20.1%	$9,128	18.8%

Federal and foreign income taxes incurred	$(188)	(0.7)%	$(25)	(0.1)%	$3,531	7.3%
Tax on capital gains/(losses)	(3,128)	(11.7)	890	2.0	19	—
Change in net deferred income taxes charge/(benefit)	2,469	9.3	7,925	18.2	5,578	11.5
Total statutory income taxes	$(847)	(3.1)%	$8,790	20.1%	$9,128	18.8%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2023, the Company had no operating loss, no capital loss, and no foreign tax credit carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following income taxes in the current year and preceding years that would be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total

	($ in thousands)
2021	$—	$342	$342
2022	—	729	729
2023	—	—	—
Total	$—	$1,071	$1,071

The Company had no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2023 and 2022.

The Company had no state transferable tax credits at December 31, 2023 or 2022.

The Company's federal income tax return for 2023 will be a consolidated return that includes the following entities:

A.U.L. Corp.	PIPCO Reinsurance Company, Ltd.
Asset Protection Financial, Inc.	Protective Administrative Services, Inc.
Atlas Peak Insurance Company, Ltd.	Protective Asset Protection, Inc.
AUL Insurance Agency, Inc.	Protective Finance Corporation
Chesterfield International Reinsurance Limited	Protective Finance Corporation II
Concourse Financial Group Agency, Inc.	Protective Finance Corporation IV
Concourse Financial Group Securities, Inc.	Protective Life Corporation
D.R.G., Inc.	Protective Life and Annuity Insurance Company
Dealer Services Reinsurance, Ltd.	Protective Life Insurance Company
Empower Financial Resources, Inc.	Protective Property & Casualty Insurance Company
First Protection Company	Protective Real Estate Holdings, Inc.
First Protection Corporation	The Advantage Warranty Corporation
First Protection Corporation of Florida	United States Warranty Corp.
Golden Gate Captive Insurance Company	USWC Holding Company
Interstate Administrative Services, Inc.	USWC Installment Program, Inc.
Interstate National Corporation	Warranty Business Services Corporation
Interstate National Dealer Services of Florida, Inc.	Warranty Direct, Inc.
Interstate National Dealer Services, Inc.	Warranty Topco, Inc.
Investment Distributors, Inc.	West Coast Life Insurance Company
LASAS Technologies, Inc.	Western Diversified Services, Inc.
MONY Life Insurance Company	Western General Dealer Services, Inc.
National Warranty Corp.	Western General Warranty Corporation
New World Re	Wisconsin A.U.L., Inc.
New World Warranty Corp.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

6.	Information Concerning Parent, Subsidiaries, and Affiliates

The Company received no capital contributions in the three-year period ended December 31, 2023.

The Company paid no dividends in the three-year period ended December 31, 2023.

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2023, the Company had an intercompany receivable from its affiliates of $4.8 thousand and a payable of $8.4 million. As of December 31, 2022, the Company had an intercompany receivable from its affiliates of $2.9 million and a payable of $1.1 million.

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $34.8 million, $35.5 million, and $37.3 million during the years ended December 31, 2023, 2022, and 2021, respectively, for these services.

PLICO entered into a guaranty agreement on October 27, 1993, with the Company. PLICO has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies, which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $1.7 billion and $1.8 billion at December 31, 2023 and 2022, respectively.

PLICO entered into a guaranty agreement with the Company on December 31, 1995, whereby PLICO guaranteed that the Company will perform all of the obligations of PLICO pursuant to the terms and conditions of an indemnity coinsurance agreement between PLICO and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $4.9 million and $5.4 million at December 31, 2023 and 2022, respectively.

The Company entered into an agreement with PLICO in 2012, which was amended and restated in 2023, in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2023 and 2022.

7.	Capital and Surplus, Shareholder’s Dividend Restrictions

Dividends and distributions on preferred and common stock are non-cumulative and are paid as determined by the Board of Directors. Dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Alabama in an amount up to the greater of 10% of policyholders’ surplus as of the preceding December 31, or the Company’s net gain from operations for the preceding year, subject to earned surplus limitations and reduced by dividends or distributions paid within the preceding twelve months. In the three-year period ended December 31, 2023, the Company paid no dividends on common stock or preferred stock. The Company is eligible to pay ordinary dividends of $27.5 million during 2024 without the approval of the Insurance Commissioners of the State of Alabama. The participating preferred stock can be redeemed at the option of the Company at $1,000 per share.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The portion of unassigned funds (surplus) represented or reduced for cumulative unrealized gains and losses was $(1.5) million and $(2.3) million as of December 31, 2023 and 2022, respectively.

The portion of unassigned funds (surplus) reduced for nonadmitted assets was $39.0 million and $41.2 million as of December 31, 2023 and 2022, respectively.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula at December 31, 2023 and 2022.

8.	Liabilities, Commitments, and Contingencies

The Company has not entered into any contingent commitments or guarantees. The Company did not recognize any gain contingencies during the three-year period ended December 31, 2023.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during the three-year period ended December 31, 2023.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, benefit payment methods, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

At any given time, a number of financial, market conduct, or other examinations or audits of the Company’s subsidiaries, as well as other insurance companies from whom the Company has coinsured blocks of life insurance and annuity policies, may be ongoing. It is possible that any examination or audit may result in payments of fines and penalties, payments to customers, or both, as well as changes in systems or procedures, or restrictions on business activities, any of which could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company monitors these matters for any developments that may make a loss contingency associated with any such audit or exam reasonably estimable.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding, nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

9.	Reinsurance

The Company remains liable with respect to ceded reinsurance should any reinsurer fail to meet the obligations that it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Reinsurance Ceded

The Company had no amounts ceded to affiliates in 2023 and 2022.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31:

	2023	2022

	($ in thousands)
Life:
Insurance in-force	$6,138,011	$7,104,186
Policy reserves ceded	105,290	127,513
Policy and claim liabilities ceded	6,266	7,589
Premiums ceded	26,307	27,666

Accident and health:
Policy reserves ceded	$237	$248
Premiums ceded	2	2

For the year ended December 31, 2021, the Company ceded life insurance premiums of $26.2 million to non-affiliated insurers.

Reinsurance Assumed

The Company has assumed from non-affiliated insurers as of and for the years ended December 31 as follows:

	2023	2022

	($ in thousands)
Life:
Insurance in-force	$7,875,921	$8,352,547
Policy reserves assumed	2,683,653	2,987,697
Policy and claim liabilities assumed	33,354	23,318
Premiums assumed	37,669	61,270

Accident and health:
Policy reserves assumed	$731	$635
Premiums assumed	19	3,293

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

For the year ended December 31, 2021, the Company assumed life insurance premiums of $75.2  million and accident and health premiums of $20 thousand from non-affiliated issurers.

None of the reinsurers included as “non-affiliated” in the above tables are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had previously ceded business to Scottish Re (U.S.), Inc. (“SRUS”) which was placed in rehabilitation on March 6, 2023 by the State of Delaware. Under the rehabilitation order, the Insurance Commissioner of the State of Delaware was appointed the receiver of SRUS (the “Receiver”) and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder.

On July 13, 2023, the Receiver filed a motion to convert the rehabilitation of SRUS into a liquidation. In that motion, the Receiver reiterated the causes of SRUS’s financial distress (listing Yearly Renewable Term underpricing as the primary cause) and indicated that SRUS is experiencing adverse mortality, attributable to factors such as COVID and lower lapse rates leading to worsened projected future losses. According to the Receiver, the 2022 Annual Financial Statement shows a negative capital and surplus, and implementing the Modified Plan will not return SRUS to solvency for another 10-15 years, at the earliest. Given this longer timeframe and other uncertainties, the Receiver recommended that SRUS be liquidated. The Board of SRUS unanimously consented to liquidation.

The Delaware Court of Chancery entered an order granting the Receiver’s motion to convert the rehabilitation to a liquidation on July 18, 2023 (the “Liquidation Order”). Under the Liquidation Order, all active ceding company agreements were terminated at 11:59 p.m. Eastern Time on September 30, 2023. The Liquidation Order requires the Receiver to file proposed policies and procedures that address, among other things, the process for cedents to submit claims for past and future losses. The Receiver recently indicated in a communication to cedents that he intends to file proposed policies and procedures in the near future.

Prior to 2023, the Company maintained a reinsurance loss contingency reserve in “Other liabilities” against the SRUS reinsurance receivable balances in “Amounts recoverable from reinsurers.” The net of SRUS reinsurance receivable balances, after considering the reinsurance loss contingency reserve, was nonadmitted.

As a result of the Liquidation Order, the Company recaptured the policies previously ceded to SRUS in accordance with SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance”, by writing off balances through the accounts, exhibits, and schedules in which they were originally recorded. The net impact of the recapture of the SRUS policies as of September 30, 2023 was not material to net income or surplus.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In accordance with the application of INT 23-04: “Scottish Re Life Reinsurance Liquidation Questions”, during the fourth quarter of 2023, the Company recognized impairments of $1.9 million of “Other Assets” and $1.8 million of “Amounts recoverable from reinsurers” related to the SRUS receivables. The impairment of SRUS receivables was recorded against a previously established reinsurance loss contingency reserve, resulting in no material impact to net income. The remaining reinsurance receivables balance as of December 31, 2023 of $3.7 million is fully admitted.

This impairment amount is based on Management’s judgment in consideration of the specific terms of its reinsurance agreements with SRUS, the uncertainty surrounding the sufficiency of assets at SRUS, the timing of expected payments under the Liquidation Order, and the level of estimation inherent in the individual components of the Company’s receivable from SRUS. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of the date of these financial statements, management does not believe that the ultimate outcome of the liquidation process will have a material impact on the Company’s financial position or results of operations. The Company will reassess this opinion as it learns more about the liquidation process the Receiver intends to pursue and its financial impact on the Company’s position.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2023, 2022, and 2021. No new agreements were executed nor existing agreements amended during 2023, 2022, and 2021 to include policies or contracts which were in-force, or which had existing reserves established by the Company, as of the effective date of the agreement.

Other than SRUS mentioned above, the Company has not written any receivables off as uncollectible during the three-year period ended December 31, 2023. As of December 31, 2023 and 2022, the Company had $1.0 million and $2.2 million, respectively, of nonadmitted reinsurance receivables.

Other than SRUS mentioned above, the Company had no commutation of ceded reinsurance during the three-year period ended December 31, 2023.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had the following reinsurance recoverable balances relating to paid losses:

	Amount Recoverable as of December 31, 2023	% of Total	Rating
	($ in thousands)
Scottish Re (U.S.) Inc.	$3,664	69.9%	In liquidation
RGA Reinsurance Company	643	12.3%	A.M. Best Company A+
Transamerica Financial Life Insurance Company	270	5.1%	A.M. Best Company A
Hannover Life Reassurance Company of America	232	4.4%	A.M. Best Company A+
Munich American Reassurance Company	189	3.6%	A.M. Best Company A+
The Canada Life Assurance Company	185	3.5%	A.M. Best Company A+
Employers Reassurance Corporation	45	0.9%	Not rated
Swiss Re Life & Health America Inc.	15	0.3%	A.M. Best Company A+
	$5,243	100.0%

	Amount Recoverable as of December 31, 2022	% of Total	Rating
	($ in thousands)
RGA Reinsurance Company	$835	48.6%	A.M. Best Company A+
Security Life of Denver Insurance Company	373	21.7	Not rated
Swiss Re Life & Health America Inc.	190	11.1	A.M. Best Company A+
Scottish Re (U.S.) Inc.	189	11.0	Not rated
The Lincoln National Life Insurance Company	122	7.1	A.M. Best Company A
Munich American Reassurance Company	8	0.5	A.M. Best Company A+
	$1,717	100.0%

10.	Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

Derivative Financial Instruments

The table below summarizes the notional amount of the Company's financial instruments with off-balance sheet risk as of December 31:

	Assets		Liabilities
	2023	2022	2023	2022

	($ in thousands)
Swaps	$—	$—	$150,000	$—
Futures	6,044	18,706	21,690	8,125
Options	324,599	163,761	176,801	149,627
Totals	$330,643	$182,467	$348,491	$157,752

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset / liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company’s risk management department. A description of the Company’s objectives for using derivatives is described more fully in Note 1.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

None of the Company’s derivative instruments qualify for hedge accounting. Therefore, they are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as unrealized gains and losses.

As of December 31, 2023, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $18.9 million and $3.5 million, respectively. Of this amount, $2.7 million and $2.8 million of cash and securities, respectively, were posted as collateral related to futures, $3.2 million of cash was posted as collateral related to options, $13.0 million of cash was posted as collateral related to cleared swaps, and $0.7 million of securities was posted as collateral related to swaptions. As of December 31, 2023, the Company received no cash pledged as collateral.

As of December 31, 2022, the Company had posted cash and securities (at fair value) for its derivatives as collateral of $3.8 million and $4.6 million, respectively. Of this amount, $2.5 million and $4.6 million of cash and securities, respectively, related to outstanding futures, and $1.3 million of cash was posted as collateral for outstanding options. As of December 31, 2022, the Company received $1.0 million of cash as collateral related to options.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of over-the-counter options is represented by the fair value of contracts with a positive fair value at the reporting date. As of December 31, 2023 and 2022, the Company had received $0 and $1.0 million, respectively, of cash pledged as collateral. Because exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties. The Company also attempts to minimize its exposure to credit risk through the use of multiple highly-rated counterparties.

Other Off-Balance Sheet Financial Instruments

The Company had no contractual amounts of off-balance sheet financial instruments, other than derivative financial instruments, as of December 31, 2023 and 2022.

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

11.	Participating Policies

Direct and assumed premiums under individual life participating policies were $9.8 million and 7.2%, $10.2 million and 12.2%, and $10.8 million and 7.0% for the years ended December 31, 2023, 2022, and 2021, respectively, of total direct and assumed individual life premium earned. The Company accrues dividends when declared by the Board of Directors in “Policyholders’ dividends”. Dividends to policyholders were $1.1 million, $1.1 million, and $1.1 million for the years ended December 31, 2023, 2022, and 2021, respectively. The Company has not allocated any additional income to participating policyholders.

12.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2023 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$6,255	$156	$—	$6,411	0.3%
b. At book value less current surrender charge of 5% or more	201,495	—	—	201,495	10.8
c. At fair value	—	—	158,984	158,984	8.5
d. Total with market value adjustment or at fair value (total of a through c)	207,750	156	158,984	366,890	19.6
e. At book value without adjustment (minimal or no charge or adj.)	1,464,662	—	—	1,464,662	78.1
(2) Not subject to discretionary withdrawal provision	43,256	—	—	43,256	2.3
(3) Total (gross: direct + assumed)	1,715,668	156	158,984	1,874,808	100.0%
(4) Reinsurance ceded	1,508	—	—	1,508
(5) Total (net) (3) - (4)	$1,714,160	$156	$158,984	$1,873,300
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$142,088	$—	$—	$142,088

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$5,741	$—	$5,741	26.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	5,741	—	5,741	26.0
e. At book value without adjustment (minimal or no charge or adj.)	—	299	—	299	1.4
(2) Not subject to discretionary withdrawal provision	16,072	—	—	16,072	72.6
(3) Total (gross: direct + assumed)	16,072	6,040	—	22,112	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$16,072	$6,040	$—	$22,112
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$—	$—	$—	$—

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	14,511	—	—	14,511	10.9
(2) Not subject to discretionary withdrawal provision	118,789	—	—	118,789	89.1
(3) Total (gross: direct + assumed)	133,300	—	—	133,300	100.0%
(4) Reinsurance ceded	1,386	—	—	1,386
(5) Total (net) (3) - (4)	$131,914	$—	$—	$131,914
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$1,724,819
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	5,413
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	131,914
Subtotal	1,862,146
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	165,180
Subtotal	165,180
Combined total	$2,027,326

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2022 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$7,315	$219	$—	$7,534	0.3%
b. At book value less current surrender charge of 5% or more	270,214	—	—	270,214	11.1
c. At fair value	—	—	154,452	154,452	6.3
d. Total with market value adjustment or at fair value (total of a through c)	277,529	219	154,452	432,200	17.7
e. At book value without adjustment (minimal or no charge or adj.)	1,969,898	—	—	1,969,898	80.5
(2) Not subject to discretionary withdrawal provision	45,043	—	—	45,043	1.8
(3) Total (gross: direct + assumed)	2,292,470	219	154,452	2,447,141	100.0%
(4) Reinsurance ceded	1,630	—	—	1,630
(5) Total (net) (3) - (4)	$2,290,840	$219	$154,452	$2,445,511
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$179,501	$—	$—	$179,501

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$7,288	$—	$7,288	28.9%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	7,288	—	7,288	28.9
e. At book value without adjustment (minimal or no charge or adj.)	—	49	—	49	0.2
(2) Not subject to discretionary withdrawal provision	17,874	—	—	17,874	70.9
(3) Total (gross: direct + assumed)	17,874	7,338	—	25,211	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$17,874	$7,338	$—	$25,211
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$—	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	17,743	—	—	17,743	50.2
(2) Not subject to discretionary withdrawal provision	17,600	—	—	17,600	49.8
(3) Total (gross: direct + assumed)	35,343	—	—	35,343	100.0%
(4) Reinsurance ceded	1,263	—	—	1,263
(5) Total (net) (3) - (4)	$34,080	$—	$—	$34,080
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$2,302,709
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	6,005
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	34,080
Subtotal	2,342,794
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	162,009
Subtotal	162,009
Combined total	$2,504,803

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2023, are as follows:

General Account

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$26	$26
Universal Life	1,829,350	2,049,494	2,174,051
Universal Life with Secondary Guarantees	5,573	3,818	28,117
Indexed Universal Life	97	13	814
Other Permanent Cash Value Life Insurance	—	346,636	369,623
Variable Universal Life	2,561	3,292	3,238

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	150,205
Accidental Death Benefits	XXX	XXX	77
Disability - Active Lives	XXX	XXX	811
Disability - Disabled Lives	XXX	XXX	3,521
Miscellaneous Reserves	XXX	XXX	9,352
Total (Gross: direct + assumed)	1,837,581	2,403,279	2,739,835
Reinsurance Ceded	1,783	1,855	101,540
Total (net)	$1,835,798	$2,401,424	$2,638,295

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,624,534
Exhibit 5, Accidental Death Benefits Section, Total (net)	77
Exhibit 5, Disability - Active Lives Section, Total (net)	811
Exhibit 5, Disability - Disabled Lives Section, Total (net)	3,521
Exhibit 5, Miscellaneous Reserves Section Total (net)	9,352
Subtotal	2,638,295
Separate Accounts Annual Statement	—
Combined total	$2,638,295

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2022, are as follows:

General Account

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$37	$38
Universal Life	1,922,617	2,107,636	2,230,846
Universal Life with Secondary Guarantees	5,500	3,549	26,407
Other Permanent Cash Value Life Insurance	—	309,359	328,029
Variable Universal Life	2,501	3,190	3,139

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	168,034
Accidental Death Benefits	XXX	XXX	81
Disability - Active Lives	XXX	XXX	936
Disability - Disabled Lives	XXX	XXX	3,662
Miscellaneous Reserves	XXX	XXX	9,323
Total (Gross: direct + assumed)	1,930,618	2,423,771	2,770,495
Reinsurance Ceded	1,756	1,804	124,339
Total (net)	$1,928,862	$2,421,967	$2,646,156

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,632,154
Exhibit 5, Accidental Death Benefits Section, Total (net)	81
Exhibit 5, Disability - Active Lives Section, Total (net)	936
Exhibit 5, Disability - Disabled Lives Section, Total (net)	3,662
Exhibit 5, Miscellaneous Reserves Section Total (net)	9,323
Subtotal	2,646,156
Separate Accounts Annual Statement	—
Combined total	$2,646,156

14.	Premiums Deferred and Uncollected

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deferred and uncollected life insurance premiums, net of reinsurance, as of December 31 were as follows:

2023
Type	Gross	Net of Loading

	($ in thousands)
Ordinary new business	$1,851	$1,836
Ordinary renewal	7,064	6,327
Group Life	(896)	(930)
Totals	$8,019	$7,233

2022
Type	Gross	Net of Loading

	($ in thousands)
Ordinary new business	$1,607	$1,598
Ordinary renewal	4,731	4,228
Group Life	(936)	(976)
Totals	$5,402	$4,850

15.	Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•	Market value adjusted annuities
•	Variable annuities
•	Variable universal life

Separate Accounts held by the Company are for variable annuity and individual and group market value adjusted annuity contracts. The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at fair value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included in the “Non-indexed Guarantee more than 4%” and the “Non-indexed Guarantee less than 4%” columns of the table disclosing information regarding the Company’s Separate Account as shown later in Note 15.

The Separate Accounts for the individual and group variable business invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited directly to the policyholder and can be positive or negative. The individual and group variable business has been included in the “Nonguaranteed Separate Accounts” column of the table disclosing information regarding the Company’s Separate Accounts as shown later in Note 15.

Some of the variable annuity contracts contain GMDB and GLWB features, which are described in Note 1.

These products are included within the Separate Accounts pursuant to Alabama Code §27-38-1.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In accordance with the products recorded within the Separate Account, all of the Company’s assets are considered legally insulated from the General Account. As of December 31, 2023 and 2022, the Company’s Separate Account included legally insulated assets of $167.1 million and $165.7 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products:

Product	2023	2022

	($ in thousands)
Variables annuities	$159,675	$155,496
Variable universal life	93	—
Market value adjusted annuities	7,322	10,169
Total	$167,090	$165,665

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $3.8 million in 2023, $4.0 million in 2022, $4.3 million in 2021, $4.3 million in 2020, and $4.7 million in 2019.

For the year ended December 31, 2023, $31 thousand was paid by the General Account toward Separate Account guarantees. The total Separate Account guarantees paid by the General Account for the preceding four years ended December 31, 2022, 2021, 2020, and 2019, were $44 thousand, $7 thousand, $92 thousand, and $6 thousand, respectively.

The Company did not have securities lending transactions within the Separate Accounts during either 2023 or 2022.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Information regarding the Company's Separate Accounts is as follows:

2023

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2023	$—	$—	$—	$9,105	$9,105
Reserves at 12/31/2023
(2) For accounts with assets at:
(a) Fair value	$—	$6,196	$—	$158,984	$165,180
(b) Amortized cost	—	—	—	—	—
(c) Total reserves	$—	$6,196	$—	$158,984	$165,180
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$6,196	$—	$—	$6,196
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	158,984	158,984
4. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—
5. Subtotal	—	6,196	—	158,984	165,180
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$6,196	$—	$158,984	$165,180

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2022

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2022	$—	$—	$—	$19,282	$19,282
Reserves at 12/31/2022
(2) For accounts with assets at:
(a) Fair value	$—	$7,557	$—	$154,452	$162,009
(b) Amortized cost	—	—	—	—	—
(c) Total reserves	$—	$7,557	$—	$154,452	$162,009
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$7,557	$—	$—	$7,557
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	154,452	154,452
4. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—
5. Subtotal	—	7,557	—	154,452	162,009
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$7,557	$—	$154,452	$162,009

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

2021

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
Premiums, consideration or deposits for the year ended 12/31/2021	$—	$—	$—	$19,679	$19,679

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2023	2022	2021

	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$9,395	$19,309	$19,685
Less: Transfers from Separate Accounts	19,332	11,809	14,748
Net transfers to/(from) Separate Accounts	(9,937)	7,500	4,937
Reconciling adjustments:
Transfers assumed under reinsurance agreements	(20,936)	(17,899)	9,916
Transfers as reported in the Statements of Operations	$(30,873)	$(10,399)	$14,853

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.    Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100R, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100R focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy is defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a)	Quoted prices for similar assets or liabilities in active markets,
(b)	Quoted prices for identical or similar assets or liabilities in non-active markets,
(c)	Inputs other than quoted market prices that are observable, and
(d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table provides information as of December 31 about the Company’s financial assets (other than derivative instruments) measured at fair value:

2023

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Assets at fair value
Bonds
States, municipals and political subdivisions	$—	$1,000	$—	$—	$1,000
Total bonds	—	1,000	—	—	1,000
Perpetual preferred stocks Industrial and miscellaneous	—	2,400	—	—	2,400
Total perpetual preferred stocks	—	2,400	—	—	2,400
Common stocks
Industrial and miscellaneous	—	—	8,852	—	8,852
Total common stocks	—	—	8,852	—	8,852
Separate Accounts	160,894	6,196	—	—	167,090
Total assets at fair value	$160,894	$9,596	$8,852	$—	$179,342

2022

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Assets at fair value
Perpetual preferred stocks Industrial and miscellaneous	$3,153	$2,340	$—	$—	$5,493
Total perpetual preferred stocks	3,153	2,340	—	—	5,493
Common stocks
Industrial and miscellaneous	—	—	3,112	—	3,112
Total common stocks	—	—	3,112	—	3,112
Separate Accounts	159,594	6,071	—	—	165,665
Total assets at fair value	$162,747	$8,411	$3,112	$—	$174,270

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following is the Level 3 reconciliation of the beginning balance to the ending balance:

2023

Description	Beginning Balance at 1/1/2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2023

	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$7	$—	$—	$—	$(4)	$—	$—	$—	$—	$3
Common stocks - FHLB	3,105	—	—	—	—	9,711	—	(3,967)	—	8,849
Total assets	$3,112	$—	$—	$—	$(4)	$9,711	$—	$(3,967)	$—	$8,852

2022

Description	Beginning Balance at 1/1/2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2022

	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$5	$—	$—	$—	$2	$—	$—	$—	$—	$7
Common stocks - FHLB	3,199	—	—	—	—	150	—	(244)	—	3,105
Total assets	$3,204	$—	$—	$—	$2	$150	$—	$(244)	$—	$3,112

There were no transfers between levels for the Company’s financial assets and liabilities (other than derivative instruments) measured at fair value during the years ended December 31, 2023, 2022, and 2021.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses third-party pricing services and broker quotes to determine fair values. The third-party pricing services and brokers use certain inputs to determine the value of loan-backed and structured securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation consists of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average lives of the securities, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margins, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing services utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The third-party pricing services price equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company’s Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

The fair values of corporate bonds, government securities, equity securities, and mortgage-backed securities are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third-party pricing services and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm’s-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the three years ended December 31, 2023.

The fair value hierarchy of derivative instruments measured at fair value at December 31 is as follows:

2023

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Derivative assets
Interest rate contracts	$—	$443	$—	$—	$443
Equity contracts	298	27,353	—	—	27,651
Total derivative assets	$298	$27,796	$—	$—	$28,094

Derivative liabilities
Interest rate contracts	$—	$799	$—	$—	$799
Foreign currency contracts	78	—	—	—	78
Equity contracts	652	25,420	—	—	26,072
Total derivative liabilities	$730	$26,219	$—	$—	$26,949

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2022

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Derivative assets
Foreign currency contracts	$34	$—	$—	$—	$34
Equity contracts	555	3,942	—	—	4,497
Total derivative assets	$589	$3,942	$—	$—	$4,531

Derivative liabilities
Foreign currency contracts	$63	$—	$—	$—	$63
Equity contracts	199	2,574	—	—	2,773
Total derivative liabilities	$262	$2,574	$—	$—	$2,836

Derivative instruments are valued using exchange prices or counterparty quotations. Derivative instruments classified as Level 1 generally include futures and options, all of which are traded on active exchange markets. Derivative instruments classified as Level 2 include options, swaps, and swaptions, which are traded over-the-counter. These Level 2 derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs. There were no derivative instruments categorized within Level 3 of the fair value hierarchy, and there were no transfers into or out of Level 3 for the years ended December 31, 2023 and 2022.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2023

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$4,006,872	$4,426,877	$13,383	$3,929,986	$63,503
Common stocks	8,852	8,852	—	—	8,852
Preferred stocks	7,451	8,471	5,051	2,400	—
Mortgage loans	270,296	307,129	—	—	270,296
Cash and cash equivalents	273,042	273,042	273,042	—	—
Short-term investments	165	161	—	165	—
Other invested assets	32,925	38,726	—	32,925	—
Contract loans	49,847	49,847	—	—	49,847
Derivative assets	28,094	28,094	298	27,796	—
Derivative collateral and receivables	19,238	19,239	19,238	—	—
Separate Account assets	167,090	167,090	160,894	6,196	—
Liabilities
Guaranteed investment contracts (GICs)	99,575	98,704	—	—	99,575
Deposit-type contracts	33,225	33,210	—	—	33,225
Derivative liabilities	26,948	26,948	730	26,218	—
Derivative collateral and payables	292	292	292	—	—

2022

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$4,548,841	$5,118,192	$44,448	$4,442,535	$61,858
Common stocks	3,112	3,112	—	—	3,112
Preferred stocks	10,289	11,564	7,949	2,340	—
Mortgage loans	288,518	325,025	—	—	288,518
Cash and cash equivalents	56,704	56,704	56,704	—	—
Other invested assets	31,765	38,780	—	31,765	—
Contract loans	49,801	49,801	—	—	49,801
Derivative assets	4,532	4,532	590	3,942	—
Derivative collateral and receivables	3,758	3,758	3,758	—	—
Separate Account assets	165,665	165,665	159,594	6,071	—
Liabilities
Deposit-type contracts	34,202	34,080	—	—	34,202
Derivative liabilities	2,835	2,835	261	2,574	—
Derivative collateral and payables	1,000	1,000	1,000	—	—

The fair values of bonds and preferred stocks reported as “other invested assets” are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

Publicly traded unaffiliated common stock is valued based on market trades and is a Level 1 valuation under SSAP No. 100R. As of December 31, 2023 and 2022, the Company held $8.8 million and $3.1 million, respectively, of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value. The remaining amount of equity securities classified as Level 3 consists primarily of holdings obtained through bankruptcy proceedings, debt restructurings or tender offers. As of December 31, 2023 and 2022, the Company held $3 thousand and $7 thousand of Hercules Inc. publicly traded common stock warrants, consisting of holdings obtained through a tender offer.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Cash and short-term investments can include cash deposit balances, money market mutual funds, and short-term commercial paper for which the Company considers net asset value or amortized cost to approximate fair value, and other highly-liquid debt instruments.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The Separate Account assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder’s equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds and open-ended mutual funds. The fair values of bonds and preferred stocks held in Separate Accounts are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. These valuations are generally categorized as a Level 2 valuation as defined by SSAP No. 100R. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a Level 1 valuation as defined by SSAP No. 100R.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities, certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations and retained asset balances approximate carrying value.

The Company held no financial instruments as of December 31, 2023 and 2022, for which it was not practicable to estimate fair value. The Company held no financial instruments measured at NAV as of December 31, 2023 and 2022.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

17.	Retained Assets

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in “Death and annuity benefits” in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Through March 2021, the credited rate for direct retained asset accounts was 0.40% for accounts opened prior to May 1, 2019, and 1.0% for accounts opened on or after May 1, 2019. After April 1, 2021 and for 2022 and 2023, the credited rate for all direct retained asset accounts was 0.40%. The credited rate for Liberty Mutual assumed retained asset accounts was 1.0% for 2023, 2022, and 2021.

No fees were charged to direct retained asset account owners and most assumed retained asset account owners during 2023, 2022, and 2021.

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained asset account. Retained asset accounts are generally used as the default method for settlement of claims when an election for payment has not been made. For some assumed business, however, retained asset accounts are not the default method for settlement of claims.

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2023		2022
	Number	Balance	Number	Balance
Up to and including 12 Months	11	$964	17	$1,742
13 to 24 Months	12	1,007	18	1,340
25 to 36 Months	12	701	9	558
37 to 48 Months	8	394	15	919
49 to 60 Months	8	512	23	1,057
Over 60 Months	126	4,185	122	4,342
Total	177	$7,763	204	$9,958

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s retained asset accounts are individual contracts. The table below shows retained asset components as of December 31:

	($ in thousands)
	2023		2022
	Number	Balance	Number	Balance
Number/Balance of Retained Asset Accounts at the Beginning of the Year	204	$9,958	207	$10,227
Number/Balance of Retained Asset Account Issue/Added During the Year	22	2,582	28	3,492
Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	114	XXX	129
Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	—	XXX	—
Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	46	4,891	31	3,890
Number/Balance of Retained Asset Accounts at the End of the Year	177	$7,763	204	$9,958

18.	Other Disclosures

As a result of events that occurred at certain financial institutions and the subsequent regulatory actions taken during 2023, the Company has evaluated the impact of these events to certain holdings within its investment portfolio. As a result of this evaluation, the Company sold certain bonds and recognized a pre-tax realized investment loss of $0.2 million. In addition, the Company identified certain investments in bonds on which it took other-than-temporary impairments as of December 31, 2023, based on the fair value of the underlying holdings. As of December 31, 2023, the Company recognized pre-tax other-than-temporary impairments of $12.5 million, related to certain investment holdings within the banking sector.

In response to these events, the Federal Reserve announced that it would make additional funding available via a new Bank Term Funding Program (“BTFP”), offering loans of up to one year to eligible depository institutions to ensure they have the ability to meet the needs of all depositors. The impact of these developments remains uncertain. However, they may influence future regulatory policies or affect the way that banking institutions (including the Federal Home Loan Banks) and other financial market participants conduct business, such as the terms or amounts of funding they make available to the Company.

19.	Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2023, and through March 25, 2024 (the date of the issuance of the Statutory statements included herein), and there are no other material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2023

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet

	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$609,693	$538,002	$609,693
States, municipalities and political subdivisions	59,672	56,702	59,672
Foreign governments	15,206	13,636	15,206
Public utilities	434,476	398,479	434,476
Convertibles and bonds with warrants attached	17,473	17,928	17,473
All other corporate bonds	3,290,518	2,982,289	3,290,518
Redeemable preferred stock	6,071	5,051	6,071
Total fixed maturities	4,433,109	4,012,087	4,433,109
Equity securities:
Common stocks:
Banks, trust and insurance companies	8,849	8,849	8,849
Industrial, miscellaneous and all other	—	3	3
Nonredeemable preferred stocks	3,000	2,400	2,400
Total equity securities	11,849	11,252	11,252
Mortgage loans on real estate	307,129	270,296	307,129
Policy loans	49,847	49,847	49,847
Other long-term investments	86,059	80,257	86,059
Total investments	$4,887,993	$4,423,739	$4,887,396

See accompanying independent auditors’ report.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2023, 2022, 2021

	Gross Amount	Ceded to other companies	Assumed from other companies	Net Amount	Percentage of amount assumed to net

2023	($ in thousands)
Life insurance in force	$18,946,680	$6,138,011	$7,875,921	$20,684,590	38.1%

Premiums:
Life insurance	174,469	26,307	37,669	185,831	20.3%
Accident and health insurance	3,997	2	19	4,014	0.5%
Total	$178,466	$26,309	$37,688	$189,845	19.9%

2022	($ in thousands)
Life insurance in force	$16,110,404	$7,104,186	$8,352,547	$17,358,765	48.1%

Premiums:
Life insurance	82,272	27,666	61,270	115,876	52.9%
Accident and health insurance	5,377	2	3,293	8,668	38.0%
Total	$87,649	$27,668	$64,563	$124,544	51.8%

2021	($ in thousands)
Life insurance in force	$10,467,839	$6,803,420	$8,857,427	$12,521,846	70.7%

Premiums:
Life insurance	132,928	26,190	75,151	181,889	41.3%
Accident and health insurance	6	—	20	26	76.9%
Total	$132,934	$26,190	$75,171	$181,915	41.3%

See accompanying independent auditors’ report.